Summary Prospectus January 1, 2021
Avantis™ Emerging Markets Equity Fund

Institutional Class: AVEEX	G Class: AVENX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, reports to shareholders, and other information about the fund online at avantisinvestors.com/docs. You can also get this information at no cost by calling 833-9AVANTIS or sending an email request to prospectus@avantisinvestors.com. The fund’s prospectus and other information are also available from financial intermediaries through which shares of the fund may be purchased or sold.

This summary prospectus incorporates by reference the fund’s prospectus and statement of additional information (SAI) each dated January 1, 2021 (as supplemented at the time you receive this summary prospectus), as well as the Report of Independent Registered Public Accounting Firm and the financial statements included in the fund’s annual report to shareholders, dated August 31, 2020. The fund’s SAI and annual report may be obtained, free of charge, in the same manner as the prospectus.

Investment Objective
The fund seeks long-term capital appreciation.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Class	G Class
Management Fee	0.33%	0.33%
Other Expenses	0.00%	0.00%
Total Annual Fund Operating Expenses	0.33%	0.33%
Fee Waiver	None	0.33%¹
Total Annual Fund Operating Expenses After Waiver	0.33%	0.00%
1    The advisor has agreed to waive the G Class’s management fee in its entirety. The advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Trustees.
Example
The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that you earn a 5% return each year, and that the fund’s operating expenses remain the same, except that it reflects the rate and duration of any fee waivers noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class	$34	$106	$186	$419
G Class	$0	$0	$0	$0
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. For the period from December 4, 2019, the fund’s inception, to the fiscal year ended August 31, 2020, the fund’s portfolio turnover rate was 4% of the average value of its portfolio.

Principal Investment Strategies
The fund invests primarily in a diverse group of companies related to emerging markets across market sectors, industry groups and countries. The fund may invest in companies of all market capitalizations.
The fund seeks securities of companies that it expects to have higher returns by placing an enhanced emphasis on securities of companies with smaller market capitalizations and securities of companies it defines as high profitability or value companies. Conversely, the fund seeks to underweight or exclude securities it expects to have lower returns, such as securities of large companies with lower levels of profitability and higher prices relative to their book values or other financial metrics. To identify small capitalization, high profitability, or value companies, the portfolio managers may use reported and estimated company financials and market data including, but not limited to, shares outstanding, book value and its components, cash flows, revenue, expenses, accruals and income. Value companies may be defined as those with lower price relative to book value ratio or other fundamental value. High profitability companies may be defined as those with higher cash based operating profitability. The portfolio managers may also consider other factors when selecting a security including, industry classification, the past performance of the security relative to other securities, its liquidity, its float, and tax, governance or cost considerations, among others.
Under normal market conditions, the fund will invest at least 80% of its assets in equity securities of companies related to emerging market countries. The fund considers an emerging market country to be any country other than a developed country. However, the fund generally intends to focus its investments in a subset of the emerging markets countries that comprise the MSCI Emerging Markets IMI Index. The countries comprising the index will change from time to time, but as of September 30, 2020 include: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. To determine whether a company is related to an emerging market country, the portfolio managers will consider various factors, including where the company is headquartered, where the company’s principal operations are located, where the company’s revenues are derived, where the principal trading market is located, the country in which the company was legally organized, and whether the company is in the fund’s benchmark—the MSCI Emerging Markets IMI. The weight given to each of these factors will vary depending on the circumstances in a given case. The fund may invest in securities that are denominated in foreign currencies and may also invest in foreign securities that are represented in the U.S. and other securities markets by American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), and other similar depositary arrangements.
The fund also may invest in derivative instruments such as futures contracts, currency forwards, and swap agreements. For example, the fund may use futures on securities and U.S. indices to gain exposure to equities to manage cash flows. The fund may also engage in securities lending and invest its collateral in eligible securities.
The portfolio managers continually analyze market and financial data to make buy, sell, and hold decisions. When buying or selling a security, the portfolio managers may consider the trade-off between expected returns of the security and implementation or tax costs of the trade in an attempt to gain trading efficiencies, avoid unnecessary risk, and enhance fund performance.
Principal Risks
•Equity Securities Risk - The value of equity securities, may fluctuate due to changes in investor perception of a specific issuer, changes in the general condition of the stock market, or occurrences of political or economic events that affect equity issuers and the market. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.
•Small-Cap Stock Risk - Smaller companies may have limited financial resources, product lines, markets and have less publicly available information. These securities may trade less frequently and in more limited volumes than larger companies’ securities, leading to higher transaction costs. Smaller companies also may be more sensitive to changing economic conditions, and investments in smaller foreign companies may experience more price volatility.
•Currency Risk - The fund could experience gains or losses solely on changes in the exchange rate between foreign currencies and the U.S. dollar.
•Emerging Market Risk - Investing in emerging market countries generally is riskier than investing in foreign developed countries. Emerging market countries may have unstable governments, economies that are subject to sudden change, and significant volatility in their financial markets. These countries also may lack the legal, business and social framework to support securities markets.
•Foreign Risk - Foreign securities are generally riskier than U.S. securities. Political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), natural disasters and public health emergencies occurring in a country where the fund invests could cause the fund’s investments in that country to experience gains or losses. Securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities.
•Depositary Receipts Risk - Investment in depositary receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of depositary receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the depositary receipts and the underlying securities are quoted.

•Investment Process Risk - Stocks selected by the portfolio managers may perform differently than expected due to the portfolio managers’ judgments regarding the factors used, the weight placed on each factor, changes from the factors’ historical trends, and technical issues with the construction and implementation of the investment process (including, for example, data problems and/or software or other implementation issues). There is no guarantee that the investment process will result in effective investment decisions for the fund.
•Style Risk - If at any time the market is not favoring the fund’s investment style, the fund’s gains may not be as big as, or its losses may be bigger than, those of other equity funds using different investment styles.
•Market Risk - The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
•Public Health Emergency Risk - A pandemic, caused by the infectious respiratory illness COVID-19, is causing market disruption and other economic impacts. Markets have experienced volatility, reduced liquidity, and increased trading costs. These events may continue to impact the fund and its underlying investments.
•Derivative Risk - The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments. Derivatives are subject to a number of risks, including liquidity, interest rate, market, credit, and correlation risk. Derivative transactions may expose the fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses, particularly when derivatives are used to enhance return rather than offset risk. Derivatives can also be highly illiquid and difficult to unwind or value, and changes in the value of a derivative held by the fund may not correlate with the value of the underlying instrument or the fund’s other investments.
•Securities Lending Risk - Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
•Price Volatility - The value of the fund’s shares may fluctuate significantly in the short term.
•Redemption Risk - The fund may need to sell securities at times it would not otherwise do so to meet shareholder redemption requests. Selling securities to meet such redemptions may cause the fund to experience a loss, increase the fund’s transaction costs or have tax consequences. To the extent that a large shareholder (including a fund of funds or 529 college savings plan) invests in the fund, the fund may experience relatively large redemptions as such shareholder reallocates its assets.
•Principal Loss - At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.
An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
Fund Performance
The fund’s performance history is not available as of the date of this prospectus. When the fund has investment results for a full calendar year, this section will feature charts that show annual total returns, highest and lowest quarterly returns and average annual total returns for the fund. This information indicates the volatility of the fund’s historical returns from year to year. For current performance information, please visit avantisinvestors.com.
Performance information is designed to help you see how fund returns can vary. Keep in mind that past performance (before and after taxes) does not predict how the fund will perform in the future.
Portfolio Management
Investment Advisor
American Century Investment Management, Inc.
Portfolio Managers
Eduardo Repetto, Chief Investment Officer of Avantis Investors, has been a member of the team that manages the fund since 2019.
Mitchell Firestein, Senior Portfolio Manager, has been a member of the team that manages the fund since 2019.
Daniel Ong, Senior Portfolio Manager, has been a member of the team that manages the fund since 2019.
Ted Randall, Senior Portfolio Manager, has been a member of the team that manages the fund since 2019.

Purchase and Sale of Fund Shares
You may purchase or redeem shares of the fund on any business day through a financial intermediary. Shares may be purchased and redemption proceeds received by electronic bank transfer, by check or by wire.
The minimum initial investment amount for the Institutional Class is generally $5 million ($3 million for endowments and foundations), but the minimum may be waived if you have an aggregate investment in the American Century family of funds of $10 million or more ($5 million for endowments and foundations). This includes accounts held directly with American Century and those held through a financial intermediary.
Generally, there is no minimum initial investment amount for certain employer-sponsored retirement plans, however, financial intermediaries or plan recordkeepers may require plans to meet different minimums. For purposes of fund minimums, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.
G Class shares are available for purchase only by funds advised by American Century Investments and other American Century advisory clients that are subject to a contractual fee for investment management services. G Class shares do not have a minimum purchase amount.
Tax Information
Fund distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, plan sponsor or financial professional), the fund and its related companies may pay the intermediary for the sale of fund shares and related services in the Institutional Class. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-SUM-95488 2101